Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	1,320.49
Total Fee Amount	3,107.16
Total Offset Amount	0.00
Net Fee	$ 1,786.67